                      MORGAN STANLEY INCOME SECURITIES INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

                                                            AMOUNT OF       % OF     % OF
                  PURCHASE             OFFERING          TOTAL          SHARES       OFFERING  FUNDS
    SECURITY       /TRADE    SIZE OF     PRICE         AMOUNT OF       PURCHASED    PURCHASED  TOTAL                       PURCHASED
    PURCHASED       DATE    OFFERING   OF SHARES       OFFERING         BY FUND      BY FUND   ASSETS        BROKERS         FROM
-------------------------------------------------------------------------------------------------------------------
   Washington     10/18/07     --        $100.00  $1,000,000,000.00    $300,000.00    0.03%     0.19%    Goldman. Sachs &   Goldman
Mutual Preferred                                                                                       Co., Credit Suisse,   Sachs
 Fund 9.759% due                                                                                       Lehman Brothers,
   12/31/2049                                                                                           Morgan Stanley

 Anheuser- Busch  11/27/07     --         $99.59   $500,000,000.00      210,000.00    0.04%     0.13%   Goldman, Sachs &    Goldman,
 Cos Inc. 5.500%                                                                                           Co., Morgan       Sachs
  due 1/15/2018                                                                                            Stanley, UBS      & Co.
                                                                                                         Investment Bank,
                                                                                                         Banc of America
                                                                                                         Securities LLC,
                                                                                                        Barclays Capital,
                                                                                                       Citi, Merrill Lynch
                                                                                                         & co., SunTrust
                                                                                                        Robinson Humphrey,
                                                                                                           The Williams
                                                                                                       Capital Group, L.P.

  Barclays Bank   11/27/07     --        $99.733  $1,250,000,000.00     245,000.00    0.02%     0.15%   Barclays Capital,   Barclays
 PLC 6.050% due                                                                                        Citi, Merrill Lynch  Capital
    12/4/2017                                                                                          International,, UBS
                                                                                                         Investment Bank,
                                                                                                          BNP PARIBAS,
                                                                                                         Goldman Sachs
                                                                                                         International,
                                                                                                         Morgan Stanley

 E.I. Du Pont de  11/28/07     --        $99.782   $750,000,000.00      235,000.00    0.03%     0.15%    Banc of America    Banc of
 Nemours 5.000%                                                                                          Securities LLC,    America
  due 1/15/2013                                                                                          Credit Suisse,
                                                                                                       JPMorgan, Deutsche
                                                                                                        Bank Securities,
                                                                                                        Goldman, Sachs &
                                                                                                           Co., Morgan
                                                                                                        Stanley, Blaylock
                                                                                                        & Company, Inc.,
                                                                                                         Mitsubishi, UFJ
                                                                                                       Securities, Mizuho
                                                                                                         Securities USA
                                                                                                            Inc., RBS
                                                                                                       Greenwich Capital,
                                                                                                            Santander
                                                                                                         Investment, UNS
                                                                                                        Investment Bank,
                                                                                                          The Williams
                                                                                                       Capital Group, L.P.

   EnCana Corp    11/28/07     --        $99.769   $800,000,000.00    1,270,000.00    0.15%     0.81%       Citi, UBS      Citigroup
   6.500% due                                                                                           Investment Bank,
    2/1/2038                                                                                               CIBC World
                                                                                                        Markets, ABN AMRO
                                                                                                          Incorporated,
                                                                                                          Deutsche Bank
                                                                                                        securities, Banc
                                                                                                           of America
                                                                                                         Securities LLC,
                                                                                                       HSBC, BNP PARIBAS,
                                                                                                         Lazard Capital
                                                                                                       Markets, Barclay's
                                                                                                         Capital, Lehman
                                                                                                        Brothers, Credit
                                                                                                         Suisse, Merrill
                                                                                                          Lynch & Co.,
                                                                                                        Goldman, Sachs &
                                                                                                           Co., Morgan
                                                                                                       Stanley, JPMorgan,
                                                                                                           RBC Capital
                                                                                                         Markets, Scotia
                                                                                                        Capital, Wachovia
                                                                                                           Securities

  Pacific Gas &   11/28/07     --     $99.458000   $500,000,000.00      500,000.00    0.10%     0.31%      BNP Paribas,       BNP
  Electric Co.                                                                                           JPMorgan, Morgan   Paribas
   5.625% due                                                                                           Stanley, Wedbush,
   11/30/2017                                                                                          Morgan Securities
                                                                                                        Inc., CastleOak
                                                                                                       Securities, L.P.,
                                                                                                        Utendahl Capital
                                                                                                         Partners, L.P.

 Freddie Mac PFD  11/29/07     --       $25.00    $6,000,000,000.00        6,950      0.00%     0.11%   Lehman Brothers,     Lehman
     8.375%                                                                                             Goldman, Sachs &    Brothers
                                                                                                           Co., Bear,
                                                                                                         Stearns & Co.,
                                                                                                          Inc, Bank of
                                                                                                            America
                                                                                                        Securities LLC,
                                                                                                          Citi, Credit
                                                                                                        Suisse, Deutsche
                                                                                                        Bank Securities,
                                                                                                        Morgan Stanley,
                                                                                                         UBS Investment
                                                                                                              Bank

  United Health   02/04/08     --     $99.909000  $1,100,000,000.00        320,000    0.02%     2.72%   Banc of America    Citigroup
Group Inc. 6.00%                                                                                        Securities LLC,
  due 2/15/2018                                                                                         Citi, JPMorgan,
                                                                                                         Deutsche Bank
                                                                                                        Securities, Bear
                                                                                                         Stearns & Co.
                                                                                                           Inc., Loop
                                                                                                        Capital Markets,
                                                                                                         LLC, Goldman,
                                                                                                          Sachs & Co.,
                                                                                                        Merrill Lynch &
                                                                                                          Co., Morgan
                                                                                                        Stanley, Lehman
                                                                                                         Brothers, The
                                                                                                        Williams Capital
                                                                                                          Group, L.P.

  United Health   02/04/08     --       $98.475   $1,100,000,000.00      535,000      0.04%     0.33%   Banc of America    Citigroup
   Group Inc.                                                                                           Securities LLC,
   6.875% due                                                                                           Citi, JPMorgan,
    2/15/2038                                                                                            Deutsche Bank
                                                                                                        Securities, Bear
                                                                                                         Stearns & Co.
                                                                                                           Inc., Loop
                                                                                                        Capital Markets,
                                                                                                         LLC, Goldman,
                                                                                                          Sachs & Co.,
                                                                                                        Merrill Lynch &
                                                                                                          Co., Morgan
                                                                                                        Stanley, Lehman
                                                                                                         Brothers, The
                                                                                                        Williams Capital
                                                                                                          Group, L.P.

Biogen IDEC Inc.  02/28/08     --     $99.184000   $550,000,000,00    1,145,000.00    0.26%     0.96%   Goldman, Sachs &    Merrill
   6.875% due                                                                                             Co., Banc of      Lynch
    3/1/2018                                                                                                America         & Co.
                                                                                                        Securities LLC,
                                                                                                        Citi, JPMorgan,
                                                                                                        Lehman Brothers,
                                                                                                        Merrill Lynch &
                                                                                                          Co., Morgan
                                                                                                          Stanley, UBS
                                                                                                        Investment Bank